UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2011

INTERPHASE CORPORATION
 (Exact name of registrant as specified in its charter)

Texas	0-13071	75-1549797
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 North Dallas Parkway, Suite 200, Plano, Texas	75093
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 654-5000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 11, 2011, Interphase Corporation (the “Company”) accepted the resignation of Deborah A. Shute as Vice President of Human Resources and Administration effective February 18, 2011. Ms. Shute has advised the Company that she has accepted another professional opportunity. Ms. Shute has been employed by the Company since 1999 and has served in her current position since January 2001. The Company and its Board of Directors express tremendous appreciation for her many contributions during her 12 years of valued service.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interphase Corporation
	By:	/s/ Thomas N. Tipton Jr.

Date: February 17, 2011	Title:	Chief Financial Officer, Vice President of Finance and Treasurer